UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2020 (May 8, 2020)

CoJax Oil and Gas Corporation

(Exact name of registrant as specified in its charter)

Virginia	333-232845	46-1892622
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Jeffrey Guzy, Chief Financial Officer

3033 Wilson Boulevard, Suite E-605

Arlington, Virginia 22201

(703) 216-8606

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None

Item 8.01. Other Matters. Due to the  outbreak and impact of the coronavirus disease  (“COVID-19”) on the conduct of the financial review and related work for the fiscal quarter ended March 31, 2020, by CoJax Oil and Gas Corporation, a Virginia corporation, (the “Company,” “our,” or “us”), the Company is filing this current report on Form 8-K to avail itself of an extension to file its Form 10-Q Quarterly Report for the fiscal quarter ended March 31, 2020 (“Form 10-Q”),  which filing is originally due for filing with the SEC on May 15, 2020, under an order issued by the SEC under Section 36 of the Securities Exchange Act of 1934 on March 25, 2020, (SEC Release No. 34-88318) granting 45-day delayed filing relief to certain public companies affected by COVID-19 (“SEC Order”).

The impact of COVID-19 on the Company has been that COVID-19 has disrupted the ability of the very limited staff of the Company to complete the work required, and perform the liaison with Company’s public auditors required, for completion and filing of the Form 10-Q by the original filing deadline. Company’s personnel are working remotely from home as recommended by the CDC and avoiding face-to-face meetings with non-Company personnel. These circumstances prevent the necessary interactions and efforts necessary to allow the filing of the Form 10-Q by the original filing deadline.

Based on the foregoing, the Company expects to file the Form 10-Q Quarterly Report for the fiscal quarter ended March 31, 2020,  on or around June 26, 2020 but no later than June 29, 2020.

By late December 2019, China advised the World Health Organization (“WHO”) of a new strain of the coronavirus had arisen in Wuhan, China and spread throughout China. From China, COVID-19 has spread by early 2020 to almost all other parts of the developed world, including Hong Kong (where the Company has offices) and the United States. On January 30, 2020, WHO declared the outbreak of COVID-19 a “Public Health Emergency of International Concern,” and then, on March 11, 2020, declared the COVID-19 outbreak as a global “pandemic”.

Risk Factors. COVID-19 Impact on Oil and Gas Industry poses a significant threat to the viability of the Company due to dramatic decline in use of and market price of crude oil by the public and by businesses in U.S. and several other crude oil-consuming nations. COVID-19 has resulted in a widespread health crisis that has significantly, adversely affected the economies and financial markets of the U.S. and many other countries, resulting in an economic downturn that has and could continue to adversely and severely affect demand for crude oil. COVID-19 has resulted in a dramatic drop in demand for crude oil as large number of people and businesses in several countries are observing lock-downs or shut-downs, which lock-downs and shut-downs have caused a significant decline in use of oil and its derivatives for all kinds of air, sea and ground travel and transportation and other industrial purposes. For a brief period in April 2020, world market prices for crude oil went negative.  Until economic activity in the U.S. and in other oil consuming nations returns to pre-pandemic levels, we expect depressed and unpredictable market prices and demand for crude oil.  While we are not a crude oil producer as of the date of this Form 8-K Current Report, unpredictable market price swings for crude oil and depressed demand for crude oil may hinder our efforts to acquire and fund the acquisition of crude oil production assets, or, if such assets are acquired, adversely impact our ability to fund production of crude oil or our ability to produce revenues and profits from any crude oil production.

The management has been closely monitoring the impact caused by COVID-19 under the extraordinary current circumstances, but the Company continues its efforts to establish or acquire oil production assets.

Bespeak Caution. Certain of the statements contained in this report should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are often identified by the use of forward-looking terminology such as “will,” "believes," "expects," “endeavor” or similar expressions, involving known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Any reader of this Form 8-K Current Report should not place undue reliance on these forward-looking statements, which speak only as of the date of this Form 8-K Current Report. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including the risk factors discussed in the Company's periodic reports that are filed with the SEC and available on the SEC's website (http://www.sec.gov). All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these risk factors. Other than as required under the applicable securities laws, the Company does not assume a duty to update these forward-looking statements. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. There is also  uncertainty about the spread and duration of the COVID-19 pandemic and the impact it may have on the Company’s 2020 efforts to establish a revenue generating operation and subsequent operations. COVID 19 pandemic could cause delay or suspension of business development efforts. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COJAX OIL AND GAS CORPORATION

Date: May 8, 2020	By:	/s/ Jeffrey Guzy

Jeffrey Guzy, Chief Executive Officer